Financial Instruments	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments
19.	FINANCIAL INSTRUMENTS
Carrying value and estimated fair value of financial instruments

			December 31, 2025		December 31, 2024
	Classification	Fair value hierarchy	Carrying amount	Fair value	Carrying amount	Fair value
Financial assets

Cash	Amortized cost	n/a	1,228,614	1,228,614	19,997	19,997

Accounts receivable	Amortized cost	n/a	137,474	137,474	120,616	120,616

Long-term asset	FVTPL (1)	3	8,407	8,407	8,000	8,000

Optional redemption	FVTPL (1)	3	3,656	3,656	—	—

Cross-currency swap	FVTOCI (2)	2	1,298	1,298	—	—

Cross-currency swap	FVTPL (1)	2	2,199	2,199	—	—

Financial liabilities

Accounts payable and accrued liabilities	Amortized cost	n/a	339,276	339,276	306,942	306,942

Dividends payable	Amortized cost	n/a	3,168	3,168	2,283	2,283

Long-term debt	Amortized cost	n/a	360,783	359,736	507,283	499,427

Senior unsecured notes	Amortized cost	n/a	577,143	589,996	—	—

Cross-currency swap	FVTPL (1)	2	4,667	4,667	—	—
(1) Fair Value Through Profit or Loss
(2) Fair Value Through Other Comprehensive Income
For the Company’s current financial assets and liabilities, including accounts receivable, accounts payable and accrued liabilities, and dividends payable, which are short term in nature and subject to normal trade terms, the carrying values approximate their fair value. The fair value of BGSI’s long-term debt has been determined by calculating the present value of the interest rate spread that exists between the actual Term Loan A and the rate that would be negotiated with the economic conditions at the reporting date. The fair value of senior unsecured notes was based on the current market price a buyer is willing to pay for a high yield bond at the reporting date, translated at the period-end
foreign exchange rate. The fair value of the optional redemption was calculated using Hull-White model and discounted cash flow. The long-term asset is accounted for using equity method of accounting.

Collateral
The Company’s syndicated loan facility is collateralized by a General Security Agreement. The carrying amount of the financial assets pledged as collateral for this facility at December 31, 2025 was approximately $1,366,088 (December 31, 2024 - $140,613). The increase in pledged financial assets is primarily attributable to a significant cash position held at the reporting date (Note 6) for the settlement of the Joe Hudson’s Collision Center acquisition, which was completed on January 9, 2026 (Note 32).
Interest rate risk
The Company’s Facilities are exposed to interest rate fluctuations and the Company does not hold any financial instruments to mitigate this risk. Seller notes, the senior unsecured notes and Term Loan A are at fixed interest rates.
Foreign currency risk
The Company’s operations in Canada are more closely tied to its domestic currency. Accordingly, the Canadian operations are measured in Canadian dollars and the Company’s foreign exchange translation exposure relates to these operations. When the Canadian operation’s net asset values are converted to U.S. dollars, currency fluctuations result in period to period changes in those net asset values. BGSI’s equity position reflects these changes in net asset values as recorded in accumulated other comprehensive earnings. The income and expenses of the Canadian operations are translated into U.S. dollars at the average rate for the period in order to include their financial results in the consolidated financial statements. Period to period changes in the average exchange rates cause translation effects that have an impact on net earnings. Unlike the effect of exchange rate fluctuations on transaction exposure, the exchange rate translation risk does not affect local currency cash flows.
Senior unsecured notes
Transactional foreign currency risk arises when the Canadian dollar denominated proceeds from the senior unsecured notes are used to provide intercompany financing to U.S. subsidiaries that have a U.S. dollar functional currency. This exposure impacts both the periodic interest payments and the eventual settlement of the principal.
The Company utilizes cross-currency swaps to manage this risk by converting the Canadian dollar principal and interest payments associated with the 2030 and 2033 Notes into fixed U.S. dollar obligations. These arrangements effectively fix the foreign exchange rate for both the external debt obligations and the corresponding intercompany financing. During the year ended December 31, 2025, the Company entered into the following arrangements:
2033 cross-currency swap
The Company entered into a cross-currency swap arrangement by exchanging C$275,000 for $198,656. The agreement requires a re-exchange
of these identical notional amounts at maturity on September 4, 2033, at which time the Company will receive C$275,000 in exchange for $198,656. As of December 31, 2025, the fair value was an asset of $1,298 (2024 - $nil). The swap has been designated as a cash flow hedge of the associated intercompany promissory note, applying a hedge ratio of 1:1. The Company designates the spot component of the cross-currency swap as the sole hedging instrument, with fair value changes recorded in other comprehensive income reclassified to net earnings concurrently to offset the foreign exchange translation of the underlying intercompany debt, resulting in no impact to net earnings for the period. Forward points and currency basis spreads are excluded from the designation and recognized in a separate cost of hedging reserve within other comprehensive income, resulting in a gain of $2,428 for the year ended December 31, 2025.

2030 cross-currency swap
On November 28, 2025, the Company entered into a cross-currency swap arrangement providing for an initial exchange of C$525,000 for $375,805 on January 7, 2026. The agreement requires a re-exchange
of these identical notional amounts at maturity on November 6, 2030, at which time the Company will receive C$525,000 in exchange for $375,805. As at December 31, 2025, the fair value of this cross-currency swap represented a derivative liability of $4,667 and an asset of $2,199 (2024 - $nil), representing gross positions with each counterparty. For the year ended December 31, 2025, a net loss of $2,468 was recorded in fair value adjustments within the statement of earnings. As the underlying intercompany note is not scheduled for recognition until early 2026, this swap is not designated for hedge accounting at December 31, 2025, and will be designated as a hedging instrument consistent with the 2033 cross-currency swap upon establishment of the intercompany promissory note in 2026.
Hedge of forecasted acquisition
Transactional foreign currency risk also exists when U.S. dollar denominated cash is held by Canadian functional currency entities. During 2025, the Company designated $862,000 of cash and cash equivalents, which were proceeds from the November 4, 2025 bought deal initial public offering in the United States, as a hedging instrument in a cash flow hedge of the highly probable forecasted acquisition of Joe Hudson’s Collision Center.
This strategy mitigates the foreign exchange volatility in net earnings that would otherwise arise from the revaluation of the U.S. dollar cash held in Canada as at December 31, 2025, prior to the settlement of the purchase consideration on January 9, 2026.
The effective portion of the change in the spot movement of the U.S. dollar cash is recognized in a cash flow hedge reserve within other comprehensive income. As at December 31, 2025, a cumulative loss of $24,251 was recognized in the cash flow hedge reserve. Upon closing of the acquisition on January 9, 2026, the amount deferred in the cash flow hedge reserve will be removed and included in the initial carrying amount of the net assets acquired.
Fair value adjustments

	Year ended December 31,
	2025	2024
Fair value loss on cross-currency swap	2,468	—

Fair value loss on optional redemption	1,387	—

Contingent consideration	(406)	(952)

Total fair value adjustments	$3,449	$(952)
Intercompany promissory notes
BGSI earns interest on promissory notes issued to The Boyd Group (U.S.) Inc., the parent of the Company’s U.S. operations. BGSI’s U.S. operations purchase Canadian dollars at market rates to fund the monthly interest payments, except as noted on the 2033 which a cross-currency swap was entered into to provide Canadian dollars. As at December 31, 2025 and December 31, 2024, promissory notes denominated in Canadian dollars are as follows:

Promissory notes As at	December 31, 2025	December 31, 2024
Promissory note at 5.0% due September 29, 2027	$108,000	$108,000

Promissory note at 5.75% due January 1, 2030	41,800	41,800

Promissory note at 9.22% due January 1, 2029	61,800	61,800

Promissory note at 4.3% due December 30, 2030	70,000	70,000

Promissory note at 6.2% due September 4, 2033	275,000	—

	$556,600	$281,600
Credit risk
Credit risk represents the potential for financial loss should a customer or counterparty fail to fulfill its contractual obligations. The carrying amount of financial assets represents the maximum credit exposure. Cash is in the form of deposits on demand with major financial institutions that have strong long-term credit ratings.
BGSI is subject to risk of
non-payment
of accounts receivable; however, the Company’s receivables are largely collected from the insurers of its customers. Accordingly, the Company’s accounts receivable comprises mostly amounts due from national and international insurance companies or provincial crown corporations.

Aging of accounts receivable As at	December 31, 2025	December 31, 2024
Neither impaired nor past due	$134,579	$117,800
Past due:
Over 90 days	6,851	7,654
	$141,430	$125,454
Allowance for doubtful accounts	(3,956)	(4,838)
Accounts receivable	$137,474	$120,616
BGSI uses an allowance account to record an estimate of potential impairment for accounts receivables.

Allowance for doubtful accounts As at	December 31, 2025	December 31, 2024
Balance, beginning of year	$4,838	$3,514

(Decrease) increase in the allowance (net of recoveries and amounts written off)	(882)	1,324
Balance, end of year	$3,956	$4,838
The Company manages credit risk on its derivative financial instruments, including cross-currency swaps, by transacting exclusively with a diversified group of major financial institutions that maintain investment-grade credit ratings. The Company’s exposure to, and the credit ratings of, its counterparties are continuously monitored to ensure the ongoing creditworthiness of these institutions. As at December 31, 2025, the maximum credit exposure for derivative assets was $3,497 (2024 – $nil). The Company does not anticipate any non-performance
by these counterparties.
Liquidity risk

The Company manages liquidity risk through the continuous monitoring of forecasted and actual cash flows and by maintaining access to various sources of capital. The following table details the Company’s remaining undiscounted contractual maturities for its financial liabilities:

	Total	Within 1 year	1 to 2 years	2 to 3 years	3 to 4 years	4 to 5 years	After 5 years
Accounts payable and accrued liabilities	$339,276	$339,276	$—	$—	$—	$—	$—

Long-term debt	362,358	9,138	127,143	77	—	226,000	—

Senior unsecured notes	583,680	—	—	—	—	383,040	200,640

Lease liabilities	995,286	168,790	157,233	136,063	111,220	88,109	333,871

	$2,280,600	$517,204	$284,376	$136,140	$111,220	$697,149	$534,511
Obligations of the Company are generally satisfied through future operating cash flows and the collection of accounts receivable.
Market Risk and Sensitivity Analysis
Market risk is the risk that the fair value or future cash flows of financial instruments will fluctuate because of changes in market prices. Components of market risk to which the Company is exposed are interest rate risk and foreign exchange rate risk as discussed above.
BGSI has used a sensitivity analysis technique that measures the estimated change to net earnings and equity of a 1% (100 basis points) difference in market interest rates. The sensitivity analysis assumes that changes in market interest rates only affect interest income or expense of variable financial instruments not covered by hedging instruments. For the year ended December 31, 2025 it is estimated that the impact of a 1% increase to market rates would result in a $3,156 decrease (2024 – $3,308 decrease) to net earnings as well as comprehensive earnings.
As at December 31, 2025 a reasonably possible 5%
strengthening of the Canadian Dollar against the U.S. Dollar, with all other variables held constant, would have resulted in an increase of
net earnings of $
14,172 (2024 – $nil)
and a decrease to other comprehensive earnings
 of $46,553 (2024 – $nil). Conversely, a 5% strengthening of the Canadian Dollar against the U.S. Dollar would have had an equal but opposite effect.